Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Foundation Finance Company LLC
10101 Market Street, Suite B100
Rothschild, Wisconsin 54474

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of retail contracts in connection with the proposed offering of Foundation Finance Trust 2024-2, Asset Backed Notes. Foundation Finance Company LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Contract File. Additionally, Goldman Sachs & Co. LLC (“Goldman”), BNP Paribas Securities Corp., Regions Securities LLC and Guggenheim Securities, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 8, 2024, representatives of Goldman, on behalf of the Company, provided us with a computer-generated retail contract data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2024, with respect to 24,977 retail contracts (the “Statistical Contract File”).

At the Company’s instruction, we randomly selected 100 retail contracts (the “Sample Contracts”) from the Statistical Contract File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the retail contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics

1.	Account number (for informational purpose only)
2.	Loan type (installment or revolving)
3.	Borrower state
4.	Amount financed
5.	Interest rate
6.	Deferred original term
7.	Same As Cash (“SAC”) original term
8.	Monthly payment
9.	Number of original payments*
10.	Interest start date
11.	FICO score
12.	Current principal balance
13.	Homeowner status
14.	Income
15.	Years at residence
16.	Years at employer
17.	Debt to income
18.	Days delinquent
19.	Deferred remaining term**
20.	SAC remaining term (if applicable)
21.	Number of remaining payments

*For Sample Contracts with a loan type of “installment” only.
** For Sample Contracts that indicated a deferment period on the Contract that was still effective as of July 31, 2024.

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the respective Loan Contract or Assumption Agreement (collectively, the “Contract”).

We compared Characteristics 10. through 18. to the corresponding information set forth on or derived from screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristics 19. through 21. to the corresponding information set forth on or derived from the “Amortization Schedule.”

For purposes of our procedures and at your instruction:

•	with respect to Characteristic 5., differences of 0.03% or less are deemed to be “in agreement;”

•	with respect to Characteristic 9., differences of one payment are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 11., in those instances where we observed two FICO scores on the Servicing System Screen Shots, we were instructed to use the higher of the two FICO scores for purposes of our comparisons;

•
with respect to Characteristic 13., for the Sample Contracts indicated in Appendix A, we were unable to ascertain the homeowner status from the Servicing System Screen Shots.  For these Sample Contracts, we were instructed to perform an additional procedure and compare the homeowner status (as set forth on the Statistical Contract File) to the homeowner status set forth on the “Application for Credit”;

•
with respect to our comparison of Characteristics 15. and 16., for Sample Contracts beginning with the number “7”, we were instructed to divide the number of months at residence and number of months at employer, respectively (each as set forth on the Servicing System Screen Shots) by 12 and round such number to the nearest whole year and compare such result to the years at residence or years at employer, as applicable, set forth on the Statistical Contract File; and

•	with respect to our comparison of Characteristic 17., differences of 0.01% or less are deemed to be “in agreement.”

The retail contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Contract Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail contracts underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 28, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 28, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 13. for the following Sample Contracts:

Sample Contract number
11667312	13814751	14550911
12256271	13892241	14557431
12795621	13896851	14610931
12856631	14008331	14640091
13077881	14023141	14655881
13211532	14143571	14669051
13361951	14334941	14690591
13564761	14371971	14700501
13600321	14421691	14769721
13622291	14534741

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.